UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 23, 2017

Financial Gravity Companies, Inc.

(Exact name of registrant as specified in its charter)

Nevada

(State or other jurisdiction of incorporation)

001-34770	20-4057712
(Commission File Number)	(IRS Employer Identification No.)

800 N. Watters Rd., Suite 120, Allen, Texas 75013 .

(Address of principal executive offices)                   (Zip Code)

Registrant’s telephone number, including area code: (469) 342-9100

__________________________

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company   ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.01.       Entry into a Material Definitive Agreement.

On May 23, 2017, Financial Gravity Companies, Inc. (the “Company”) and GHS Investments, LLC (“GHS Investments”) entered into an Equity Financing Agreement (the “Agreement”). The Agreement was filed as an exhibit to a registration statement on Form S-1, filed with the Securities and Exchange Commission on September 18, 2017. The Agreement contemplates a series of transactions, pursuant to which the Company will “put” shares of its common stock to GHS in consideration of the payment to the Company of eighty percent (80%) of the “Market Price” of such shares. “Market Price” shall mean the average of the two lowest trading prices of the Company’s Common Stock during the ten (10) consecutive trading days preceding the receipt of the applicable put notice. Accordingly, on each instance the Company exercises a put option, the Company will know in advance, both the number of shares issuable upon exercise of the put option, and the dollar amount of the purchase price for such shares.

The maximum purchase price for shares to be purchased by GHS Investments under the Agreement is $11,000,000. To facilitate the sale of the shares so purchased by GHS Investments, the Company agreed to file a registration statement with the Securities and Exchange Commission.

The Company also entered into a Registration Rights Agreement with GHS Investments, pursuant to which the Company has agreed to provide certain registration rights under the Securities Act of 1933, the rules and regulations promulgated thereunder, and applicable state securities laws.

The Agreement will terminate (i) when GHS Investments has purchased an aggregate of $11,000,000 of the common stock of the Company, or (ii) 36 months after the effective date of the Agreement, or (iii) at such time that the registration statement is no longer in effect.

Item 9.01.       Financial Statements and Exhibits.

(d)       Exhibits.

Exhibit Number	Description

10.1	Equity Financing Agreement, dated as of May 23, 2017, by and between Financial Gravity Companies, Inc. and GHS Investments, LLC (filed as Exhibit 10.1 to Form S-1, filed September 18, 2017, and incorporated by reference)

10.2	Registration Rights Agreement by and between Financial Gravity Companies, Inc. and GHS Investments, LLC

2

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Financial Gravity Companies, Inc.
(Registrant)

By: /s/ John Pollock
Name: John Pollock
Title: Chairman/Chief Executive Officer

Date: October 25, 2017

3